                         THE GREATER CHINA FUND, INC.

                           499 WASHINGTON BOULEVARD
                      JERSEY CITY, NEW JERSEY 07310-1998


                                                                 March 14, 2001

To the Stockholders:

     The Annual Meeting of Stockholders of The Greater China Fund, Inc. (the "Fund") is to be held at 11:00 A.M. on May 9, 2001, at the offices of the administrator, Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, 14th Floor, New York, New York 10019. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card so your vote can be cast at the meeting and a postage prepaid envelope in which to return your proxy card are enclosed.

     At the Annual Meeting, stockholders will elect certain of the Fund's Directors whose terms expire in 2001, consider the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants and consider and act upon a stockholder proposal recommending that the Fund convert to an open-end fund structure. There will also be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that stockholders re-elect Messrs. Edward
Y. Baker, John A. Bult and Jonathan J.K. Taylor who are standing for election as Directors of the Fund. The Fund's Directors also recommend that stockholders ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 2001. With respect to the stockholder proposal recommending that the Fund convert to an open-end fund structure, your Fund's Directors believe that this proposal is not in the best interests of the stockholders; accordingly, the Fund's Directors strongly recommend that all stockholders vote against this proposal.


                                       Respectfully,


/s/ Ronald G.M. Watt                   /s/ Richard B. Bradley
--------------------------             -----------------------------
RONALD G.M. WATT                       RICHARD B. BRADLEY
President                              Chairman of the Board






 STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE
 ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT
 THE MEETING. THIS IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

                         THE GREATER CHINA FUND, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
THE GREATER CHINA FUND, INC.:

     Notice is hereby given that the Annual Meeting of the Stockholders of The Greater China Fund, Inc. (the "Fund") will be held at the offices of Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 on May 9, 2001 at 11:00 A.M. for the following purposes:

     (1) To elect three Class I Directors to serve for a term expiring on the date of the Annual Meeting of Stockholders in 2004 or until their respective successors shall have been duly elected and qualified.

     (2) To ratify the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2001.

     (3) To consider and act upon a stockholder proposal recommending that the Fund convert to an open-end fund structure.

     (4) To consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

     Holders of record of the shares of common stock of the Fund at the close of business on March 9, 2001 are entitled to vote at the meeting or any adjournments thereof.



                                        By order of the Board of Directors,



                                        /s/ Paul H. Schubert
                                        ------------------------------------
                                        PAUL H. SCHUBERT
                                        Secretary

March 14, 2001

 IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                              ------------------
                                PROXY STATEMENT
                              ------------------
                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Greater China Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 on May 9, 2001, at 11:00 A.M., and at any adjournments thereof.

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about March 15, 2001. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, according to the Board of Directors' recommendation for each proposal referred to in the Proxy Statement. Any stockholder giving a proxy has the power to revoke it by mail (addressed to Paul H. Schubert, Secretary to the Fund, c/o Mitchell Hutchins Asset Management Inc., 499 Washington Boulevard, Jersey City, New Jersey 07310-1998) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.

     Holders of record of the common stock of the Fund at the close of business on March 9, 2001, will be entitled to one vote per share on all business of the meeting and any adjournments. There were 12,593,049 shares of common stock outstanding on the record date. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.


                           (1) ELECTION OF DIRECTORS

     The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. The terms of Messrs. Edward Y. Baker, John A. Bult and Jonathan J.K. Taylor, constituting Class I Directors, expire at the 2001 Annual Meeting of Stockholders.

     Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund to serve as Class I Directors of the Fund for a term expiring on the date of the 2004 Annual Meeting of Stockholders, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED BELOW.


                                    CLASS I

                                Edward Y. Baker
                                  John A. Bult
                              Jonathan J.K. Taylor

INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS


     The following table sets forth certain information concerning each of the Directors and nominees for Director of the Fund. Each of the nominees is currently a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


                                                                                            SHARES
                                                                                         BENEFICIALLY
                                                                               YEAR        OWNED ON
                                        PRESENT OFFICE WITH THE FUND;          FIRST       DECEMBER    PERCENT
                                           PRINCIPAL OCCUPATION OR            BECAME         31,         OF
NAME (AGE)                              EMPLOYMENT AND DIRECTORSHIPS        A DIRECTOR     2000(1)      CLASS
--------------------------------- ---------------------------------------- ------------ ------------- --------
Edward Y. Baker (66) ............ Director; Consultant; Chairman, SSgA     1992             1,000         (2)
                                  Canada Advisory Committee; Director,
                                  Canada Life of America Series Fund
                                  Inc.; Trustee, Rogers Sugar Income
                                  Fund; previously President, Chief
                                  Executive Officer, HOOPP Investment
                                  Management Limited and Chief
                                  Investment Officer, Hospitals of
                                  Ontario Pension Fund.

Richard B. Bradley (63) ......... Chairman and Director; Director of The   1992             2,000         (2)
                                  Aberdeen New Dawn Investment
                                  Trust Limited; Director of Photobition
                                  Group plc; previously Group
                                  Managing Director of Asia Equity
                                  Holdings.

John A. Bult (64)* .............. Director; Chairman of PaineWebber        1992             6,021         (2)
                                  International Inc.; Director of The
                                  Germany Fund, Inc.; The New
                                  Germany Fund, Inc.; The Central
                                  European Equity Fund, Inc.; The
                                  France Growth Fund, Inc.

Richard Graham (42)* ............ Director; Director and Head of           1993               380         (2)
                                  Institutional Marketing, Baring Asset
                                  Management; previously head of ING
                                  Barings Group in China and Chairman
                                  of the British Chamber of Commerce
                                  in Shanghai.

John A. Hawkins (58) ............ Director; Executive Vice President and   1992             1,000         (2)
                                  Executive Committee Member of The
                                  Bank of Bermuda Limited; Director of
                                  All Points Multi-Manager Plc;
                                  Edinburgh Pacific & Income Trust Ltd;
                                  SR Global Fund Inc.
                                                                                (table continued on next page)

                                                                                             SHARES
                                                                                          BENEFICIALLY
                                                                                YEAR        OWNED ON
                                         PRESENT OFFICE WITH THE FUND;          FIRST       DECEMBER    PERCENT
                                            PRINCIPAL OCCUPATION OR            BECAME         31,         OF
NAME (AGE)                               EMPLOYMENT AND DIRECTORSHIPS        A DIRECTOR     2000(1)      CLASS
---------------------------------- ---------------------------------------- ------------ ------------- --------
Hugh G. Lynch (63) ............... Director; Director of Capital            2000              1,004        (2)
                                   International's Emerging Markets
                                   Growth Fund; Trustee of Morgan
                                   Grenfell Investment Trust; previously
                                   Managing Director of International
                                   Investments at General Motors Asset
                                   Management.

Jonathan J.K. Taylor (57) ........ Director; Chairman and Managing          1992              2,000        (2)
                                   Director of Dragon Partners Limited;
                                   Director, Schroder Japan Growth Fund
                                   Limited; Director, Onyx Country
                                   Estates Limited; Director, Onyx Town
                                   Estates Limited; previously Director of
                                   Baring Asset Management Limited
                                   and Baring Asset Management
                                   (Holdings) Limited.

Tak Lung Tsim (54) ............... Director; Principal, T.L. Tsim &         1992              2,000        (2)
                                   Associates Ltd.; Member of Li Po
                                   Chun United World College of Hong
                                   Kong; Director of Playmates
                                   Interactive Entertainment Limited;
                                   Director of New-Alliance Asset
                                   Management (Asia) Ltd.

All Directors and Officers
as a group .......................                                                           15,405        (2)

----------
* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager. Mr. Graham is deemed to be an interested person due to his affiliation with the Fund's investment manager, Baring Asset Management (Asia) Ltd., 19/F Edinburgh Tower, 15 Queen's Road Central, Hong Kong, or affiliates thereof. Mr. Bult is deemed to be an interested person because of his affiliation with affiliates of PaineWebber Incorporated, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2)   Represents less than 1% of the Fund's outstanding common stock.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Fund's knowledge, as of March 13, 2001, the only person to have beneficial ownership of more than 5% of the outstanding voting stock is as follows:




             NAME AND ADDRESS                     AMOUNT OF
               OF BENEFICIAL                     BENEFICIAL          PERCENTAGE OF
                   OWNER                          OWNERSHIP        OUTSTANDING SHARES
------------------------------------------   ------------------   -------------------
  President & Fellows of Harvard College     2,151,716 shares             17.1%
  c/o Harvard Management Co., Inc.
  600 Atlantic Avenue
  Boston, MA 02210

COMMITTEES OF THE BOARD--BOARD MEETINGS

     The Board of Directors of the Fund has an Executive Committee, an Audit Committee and a Nominating Committee.

     The Board of Directors of the Fund met four times during the fiscal period ended December 31, 2000. During such period each Director attended at least 75% of all meetings of the Board of Directors and the committees of the Board on which they served.


EXECUTIVE COMMITTEE

     The Board has an Executive Committee consisting of Messrs. Baker, Bradley and Taylor. The Executive Committee did not meet during the fiscal period ended December 31, 2000.


AUDIT COMMITTEE

     The Board has an Audit Committee consisting of Messrs. Baker, Bradley, Hawkins, Lynch and Tsim, each of whom is not an interested person of the Fund or of Baring Asset Management (Asia) Ltd. within the meaning of Section 2(a)(19) of the 1940 Act (a "Noninterested Director") and is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The Audit Committee met three times during the fiscal period ended December 31, 2000. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices. The Audit Committee has adopted a written charter.

     The Audit Committee has reviewed and discussed the audited financial statements of the Fund with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence. Based on such review and these discussions, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's Annual Report to stockholders for the fiscal year ended December 31, 2000.

NOMINATING COMMITTEE


     The Board has a Nominating Committee consisting of Messrs. Baker, Bradley and Bult. The Nominating Committee is responsible for selecting the Fund's nominees to be submitted to the stockholders for election as Directors of the Fund each year and for selecting persons to be submitted to the Board of Directors for election to fill interim vacancies on the Board. The Nominating Committee will consider nominees recommended by stockholders; provided that such recommendations are made in writing to the address and by the date specified below for stockholder proposals to be presented at the 2002 Annual Meeting of Stockholders of the Fund.


EXECUTIVE OFFICERS


     The following people are executive officers of the Fund:





                                              PRESENT OFFICE WITH THE FUND;
                                             IF ANY, PRINCIPAL OCCUPATION OR              YEAR FIRST
                                               EMPLOYMENT AND DIRECTORSHIPS                 BECAME
NAME (AGE)                                      IN PUBLICLY HELD COMPANIES               AN OFFICER(*)
---------------------------------   -------------------------------------------------   --------------
Ronald G.M. Watt (54) ...........   President; Director of Institutional and Mutual          1998
                                    Fund Group of Baring Asset Management
                                    Limited; Director of Baring International
                                    Investment (Far East) Limited.

Sam Lau (31) ....................   Vice President; Director of Institutional Group          1999
                                    of Baring Asset Management (Asia) Limited.

Paul H. Schubert (38) ...........   Treasurer and Secretary; Senior Vice President           1999
                                    and Director of the mutual fund finance
                                    department of Mitchell Hutchins Asset
                                    Management Inc.; Treasurer for other
                                    investment companies for which Mitchell
                                    Hutchins serves as investment adviser/
                                    administrator.

Julian F. Sluyters (40) .........   Vice President; Managing Director and Chief              1994
                                    Administrative Officer of Mitchell Hutchins
                                    Asset Management Inc.

----------
(*) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified and all other officers hold office at the discretion of the Directors.


TRANSACTIONS WITH AND COMPENSATION OF DIRECTORS AND OFFICERS


     The officers receive no compensation from the Fund. The Directors who are "interested persons" of the Fund or of the Fund's investment manager, Baring Asset Management (Asia) Ltd., receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 2000 to the persons who were Noninterested Directors during such period:

                                                   PENSION OR RETIREMENT       ESTIMATED        TOTAL COMPENSATION
                                    AGGREGATE        BENEFITS ACCRUED       ANNUAL BENEFITS        FROM FUND AND
                                  COMPENSATION          AS PART OF                UPON           FUND COMPLEX PAID
       NAME OF DIRECTOR             FROM FUND          FUND EXPENSES           RETIREMENT          TO DIRECTORS
------------------------------   --------------   ----------------------   -----------------   --------------------
Edward Y. Baker ..............       $16,000                --                     --                 $16,000
Richard B. Bradley ...........       $16,000                --                     --                 $16,000
John A. Hawkins ..............       $16,000                --                     --                 $16,000
Hugh G. Lynch ................       $16,000                --                     --                 $16,000
Jonathan J.K. Taylor .........       $16,000                --                     --                 $16,000
Tak Lung Tsim ................       $16,000                --                     --                 $16,000

     The Directors of the Fund do not receive any pension or retirement benefits from the Fund. Each Noninterested Director receives fees, paid by the Fund, of up to $2,000 per Directors' meeting attended and an annual Director's fee of $10,000.

     The Fund's investment manager supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, and receives a management fee for its services. Several of the Fund's officers and Directors are also officers, directors, employees or stockholders of the Fund's investment manager or its affiliates.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 as applied to the Fund requires the Fund's officers and Directors, persons who beneficially own more than ten percent of a registered class of the Fund's own equity securities and certain other persons to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the New York Stock Exchange. Based solely upon its review of the copies of such forms furnished to it, and written representations from certain reporting persons that no Forms 5 were required for those persons, all filings applicable to the Fund's officers and Directors were made.


REQUIRED VOTE

     Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS VOTE IN FAVOR OF THE THREE DIRECTOR NOMINEES.


                       (2) RATIFICATION OF THE SELECTION
                          OF INDEPENDENT ACCOUNTANTS

     At a meeting held on February 27, 2001, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP has advised the Fund that it has no direct or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP is expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions.

     The Fund's financial statements for the fiscal year ended December 31, 2000 were audited by PricewaterhouseCoopers LLP. In connection with its audit services, PricewaterhouseCoopers LLP reviewed the financial statements included in the Fund's annual report to stockholders and its filings with the SEC. Audit fees billed to the Fund by PricewaterhouseCoopers LLP during 2000 were $40,000.

REQUIRED VOTE


     This selection of independent accountants is subject to the ratification or rejection by a majority of the Fund's outstanding voting securities. YOUR FUND'S DIRECTORS RECOMMEND THAT STOCKHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.


                           (3) STOCKHOLDER PROPOSAL
                          WITH RESPECT TO CONVERTING
                     THE FUND TO AN OPEN-END FUND STRUCTURE


     YOUR FUND'S DIRECTORS UNANIMOUSLY AND STRONGLY RECOMMEND THAT STOCKHOLDERS VOTE AGAINST THE PROPOSAL RECOMMENDING THAT THE FUND CONVERT TO AN OPEN-END FUND STRUCTURE. THE BOARD OF DIRECTORS BELIEVES THE PROPOSAL IS CONTRARY TO THE BEST INTERESTS OF THE STOCKHOLDERS.


STOCKHOLDER PROPOSAL


     A stockholder has submitted the following proposal and supporting statement for inclusion in this proxy statement. The stockholder claims beneficial ownership of common stock of the Fund valued at over $2,000. The Fund will provide the address of the proposing stockholder to any person who requests that information by written or oral request to Paul H. Schubert, Secretary of the Fund, c/o Mitchell Hutchins Asset Management, 499 Washington Boulevard, Jersey City, New Jersey 07310-1998.


        "RESOLVED: The stockholders of The Greater China Fund recommend that the Board of Directors take the steps necessary to convert the fund to an open-end fund."


SUPPORTING STATEMENT


     The proponent has furnished the following statement dated August 31, 2000 in support of the proposal:


     "My name is William Brigham and I have been a shareholder of the fund since 1995. Its shares have long traded at a double-digit discount to net asset value. To date, the Board of Directors has done nothing to successfully address this discount which has remained unacceptably wide. As of June 30, 2000 the discount was 29.1%. That is equivalent to about $45 million in "lost value" to shareholders.


     In my opinion, the time has come to convert the fund to an open-end fund. Converting it will give shareholders a tangible benefit; i.e., the elimination of the discount. That, I believe, far outweighs the theoretical advantages that the closed-end structure supposedly offers.


     I believe it is appropriate to do this now. The net asset value of the fund has performed well versus its benchmark for the past 5, 3 and 1 years and so far this year. Baring Asset Management, the investment manager, is well regarded and China is attractive to investors again. In my opinion, converting to open-end form would allow the fund to admit new investors, creating an opportunity for the fund to increase its assets and reduce its expense ratio by spreading its operating costs over a larger base."

OPPOSING STATEMENT OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL FOR THE REASONS SET FORTH BELOW:

    o When the idea for a Greater China Fund was first mooted, a lot of consideration had been given to the respective advantages and disadvantages of open-ending or close-ending and it was the consensus view of investment professionals that an open-end structure was not appropriate for a fund investing in Chinese equities.

    o A closed-end structure avoids the daily creation and redemption of shares which can impact performance dramatically and adversely in a market like Greater China, to say nothing of the administrative costs. An open-end fund, for example, would have difficulty holding a substantial percentage of its assets in China's B and H shares, which the Board believes have significant potential. If the Fund were to operate as an open-end fund, it would need to keep substantial cash reserves to meet redemption requests and this would disrupt the investment management process and incur otherwise unnecessary capital gains for Fund stockholders.

    o The Greater China markets are currently benefiting from China's impending entry into the World Trade Organization and from new reforms which should bring substantial new investor interest. Your Board expects the size of the discount to narrow due to increased demand for Chinese equities as a result of such macro-level developments. Indeed the discount on the Fund's net asset value has already narrowed from 29.1% on June 30, 2000 to 18.9% on February 28, 2001. Part of the discount reduction has therefore already translated into a higher valuation of the Fund's shares.

    o However, the Board is very aware of the issues of country fund discounts to net asset value. It has made and will continue to make all efforts to find ways of narrowing the discount that are both sustainable and in the interests of all stockholders. The Fund was designed for those who seek long-term capital appreciation through investment in equity securities of companies in the Greater China region. At a time when the markets of Greater China are looking more attractive than they have for years, your Board does not believe it should be returning capital to long term investors seeking capital appreciation. Your Board therefore does NOT believe that the investment goals of the Fund are best met by open-ending and strongly recommend that you vote AGAINST this proposal.

REQUIRED VOTE

     The proposal is, as required by Maryland law, advisory only and asks the Board of Directors to take the steps necessary to convert the Fund to an open-end fund structure. Conversion of the Fund to an open-end structure would require (1) a determination by the Board of Directors that such conversion is advisable and in the best interests of the stockholders of the Fund and (2) the approval of either (i) holders of at least 75% of the Fund's outstanding voting securities or (ii) a majority of the members of the Board of Directors who were either initial members of the Board or who thereafter became directors upon the approval of a majority of the initial or continuing directors then in office. YOUR FUND'S DIRECTORS STRONGLY RECOMMEND THAT ALL STOCKHOLDERS VOTE AGAINST RECOMMENDING CONVERSION OF THE FUND TO AN OPEN-END FUND STRUCTURE.

                               (4) OTHER MATTERS

     The Board of Directors is not aware of any other business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of Mitchell Hutchins Asset Management Inc., the Fund's Administrator, or PFPC Inc., the Fund's Transfer Agent. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's officers or personnel of the Administrator or the Transfer Agent in person, by telephone or by telegraph will be borne by the Fund. In addition, the Fund has retained Georgeson Shareholder Communications, Inc. to aid in the solicitation of proxies, for whose services the Fund will pay an estimated fee of $15,000, inclusive of reasonable out-of-pocket expenses. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. Requests should be directed by mail to the Fund's Transfer Agent, PFPC Inc., PO Box 8030, Boston, Massachusetts 02266-8030 or by telephone to (800) 331-1710.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by May 9, 2001, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.


STOCKHOLDER PROPOSALS

     Any proposal by a stockholder of the Fund intended to be presented at the 2002 Annual Meeting of Stockholders of the Fund must be received by Paul H. Schubert, Secretary of the Fund, c/o Mitchell Hutchins Asset Management Inc., 499 Washington Boulevard, Jersey City, New Jersey 07310-1998, not later than November 15, 2001.


                                       By order of the Board of Directors,



                                       /s/ Paul H. Schubert
                                       ------------------------------------
                                       PAUL H. SCHUBERT
                                       Secretary
499 Washington Boulevard
Jersey City, New Jersey 07310-1998
March 14, 2001

ZGCF1B                            DETACH HERE

                                     PROXY

                          THE GREATER CHINA FUND, INC.

                            499 WASHINGTON BOULEVARD
                       JERSEY CITY, NEW JERSEY 07310-1998


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Paul H. Schubert and Joanne M. Kilkeary as Proxies, each with the power to appoint his or her substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of The Greater China Fund, Inc. held of record by the undersigned on March 9, 2001, at the Annual Meeting of Stockholders to be held on May 9, 2001, or any adjournment thereof.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2, AND A VOTE AGAINST
ITEM 3 AND SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


-----------                                                          -----------
SEE REVERSE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
  SIDE                                                                  SIDE
-----------                                                          -----------

ZGCF1A                             DETACH HERE



  PLEASE MARK
X VOTES AS IN
  THIS EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2, AND A VOTE AGAINST
ITEM 3 AND SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE.

   1. Election of Directors.
      NOMINEES: (01) Edward Y. Baker (02) John A. Bult, and (03) Jonathan J.K. Taylor.

         FOR                               WITHHOLD
         ALL                               FOR ALL
       NOMINEES /  /                  /  / NOMINEES


   /  /___________________________________________________________
   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.

   2. Proposal to ratify the selection of
      PricewaterhouseCoopers LLP as the        FOR     AGAINST    ABSTAIN
      independent accounts of the fund.       /  /      /  /       /  /

   3. Stockholder proposl recommending
      that the Fund convert to an open-end     FOR     AGAINST    ABSTAIN
      fund structure.                         /  /      /  /       /  /

      If shares are held jointly, each Stockholder named should sign. If only one signs, his or her signature will be binding. If the Stockholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Stockholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner".


      SIGN, DATE AND MAIL YOUR PROXY TODAY.


Signature:_______________ Date:________   Signature:______________ Date:________